UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   March 22, 2010

SHENGDATECH, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-31937	26-2522031
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 2003, East Tower, Zhong Rong Heng Rui International Plaza,
620 Zhang Yang Road, Pudong District, Shanghai 200122
People's Republic of China

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:   86-21-58359979

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On March 16, 2010, ShengdaTech, Inc. (the “Company”) issued a press release announcing its results for the fiscal year ended December 31, 2009. The press release is attached as Exhibit 99.1 this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 7.01      Regulation FD Disclosure.

On March 16, 2010, the Company held an earnings conference call in connection with its earnings for the fiscal year ended December 31, 2009. The earnings conference call script and the investor questions and answers are attached as Exhibit 99.2 to this report on Form 8-K.

The information contained in this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information or such exhibits be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in or exhibits to this Form 8-K shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.

Item 9.01      Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release of ShengdaTech, Inc., dated March 16, 2010
99.2	Copy of the 2009 Earnings Conference Call Transcript, dated March 16, 2010

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ShengdaTech, Inc.

Date: March 22, 2010	By:	/s/ Xiangzhi Chen
Xiangzhi Chen,
President and Chief executive Officer